Exhibit 10.16

AMENDMENT NO. 1
TO THE
CONSULTING AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Consulting Agreement, dated as of January 11, 2011 (the “Agreement”), is made and entered into as of September 1, 2011 (the “Execution Date”), by and between Cyrenaic Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Remy Luthringer, an individual (“Consultant”).  Company and Consultant are each referred to individually as a “Party” and together as the “Parties”.

RECITALS:

WHEREAS, the Parties are the parties to the Agreement; and

WHEREAS, the Parties wish to amend the Agreement subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the Parties hereto agree and affirm that the Agreement is hereby amended as follows:

1.                                      The words “36 hours” in the last sentence of Section 1 of the Agreement shall be amended to “40 hours”.

2.                                      The words “$11,250 per month” in the first sentence of Section 3(a) of the Agreement shall be amended to “$14,100 per month”.

3.                                      No Other Amendments.  Except as expressly provided herein, the Agreement remains in full force and effect in accordance with its terms.

4.                                      Headings and Captions.  The headings and captions used in this Amendment are for convenience and reference purposes only and shall not be considered a part of or effect the construction or interpretation of any provision of this Amendment.

5.                                      Counterparts; Effectiveness.  This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.  This Amendment shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Parties hereto.

6.                                      Severability.  If any provision of the Amendment is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

7.                                      Governing Law.  This Amendment shall be governed by, and construed interpreted and enforced in accordance with the laws of the State of Delaware.

[Signature Page to Amendment No. 1 to the Consulting Agreement]

IN WITNESS WHEREOF, the Parties hereto have each caused this Amendment to be executed as of the Execution Date.

Company:	CYRENAIC PHARMACEUTICALS, INC.

	By:	/s/ Lorenzo Pellegrini
	Name:	Lorenzo Pellegrini
	Title:	Director & Secretary

Consultant

	Name:	/s/ Remy Luthringer
Remy Luthringer

[Signature Page to Amendment No. 1 to the Consulting Agreement]